EXHIBIT 10.31

Promissory Term Note ("Note")
$1,350,000.00
Date of Issuance: December 28, 2010

Promise to Pay.

On or before March 28, 2011, for value received, the undersigned Mace Security International, Inc., a Delaware corporation (the "Borrower"), whose address is 240 Gibraltar Road, Suite 220, Horsham, Pennsylvania 19044, promises to pay to Merlin Partners, LP, a Delaware limited partnership, or its assigns, whose address is One Chagrin Highlands, 2000 Auburn Drive, Suite 300, Cleveland, Ohio 44122 (the "Lender") or order, in lawful money of the United States of America, the sum of One Million Three Hundred Fifty Thousand and No/100 Dollars ($1,350,000.00) plus interest computed on the basis of the actual number of days elapsed in a year of 360 days at the rate of 12% per annum ( the "Note Rate"), and at the rate of 15% per annum, upon the occurrence of any default under this Note, whether or not the Lender elects to accelerate the maturity of this Note, from the date of such default.

The Borrower will pay this sum as follows:

1.           The sum of Six Hundred Seventy Five Thousand and No/100 Dollars ($675,000.00) within three (3) days of the date that the Borrower sells or causes to be sold the real property known as Colonial 1 Car Wash, having the street address of 3022 S. Cooper Street, Arlington, Texas and 3011 Medlin Street, Arlington, Texas; and

2.           The sum of Six Hundred Seventy Five Thousand and No/100 Dollars ($675,000.00) within three (3) days of the date that the Borrower sells or causes to be sold the real property known as Crystal Falls Car Wash, having the street address of 7027 South Quaker Avenue, Lubbock, Texas; and

3.           The balance of all unpaid principal and accrued interest on or before March 28, 2011.

If the total accrued interest due under this Note calculated at the Note Rate, is less than $20,250.00 in the aggregate, Borrower shall pay to Lender at maturity, as a loan fee, the difference between the total interest accrued at the Note Rate and $20,250.00 ("Minimum Amount").

All payments shall first be applied to accrued interest and then to reduce the principal owed.  After a default that is not cured, payments shall be allocated first to Lender’s costs of collection, including, without limitation attorney fees, then to interest and finally to principal, unless otherwise required by applicable law.

The Borrower will make all payments hereunder to the Lender, without setoff, deduction, or counterclaim, at the Lender's address above or at such other place as the Lender may designate in writing.  If any payment of principal or interest on this Note shall become due on a day that is not a Business Day, the payment will be made on the next succeeding Business Day.  The term ("Business Day") in this Note means a day other than a Saturday, Sunday or any other day on which national banking associations are authorized to be closed.     Acceptance by the Lender of any payment that is less than the payment due at that time shall not constitute a waiver of the Lender's right to receive payment in full at that time or any other time.

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Late Fee.

If any payment is not received by the Lender within ten (10) days after its due date, the Lender may assess and the Borrower agrees to pay a late fee equal to $500.00 for each payment not received on time.

Business Loan.

The Borrower acknowledges and agrees that this Note evidences a loan for a business, commercial, or similar commercial enterprise purpose, and that none of the proceeds loaned under this Note shall be used for any personal, family or household purpose.

Liabilities.

The term "Liabilities" in this Note means all obligations, indebtedness and liabilities of the Borrower to the Lender now existing or later arising, including, without limitation, all loans, and advances received by Borrower and all obligations and liabilities owed by Borrower to Lender under all Related Documents, and all monetary obligations accrued during the pendency of any bankruptcy, insolvency, receivership or other similar proceedings, regardless of whether allowed or allowable in such proceeding, and all renewals, extensions, modifications, consolidations or substitutions of any of the foregoing, whether voluntarily or involuntarily incurred, due or not due, absolute or contingent, direct or indirect, liquidated or un-liquidated.

Related Documents.

The term "Related Documents" in this Note means all of the following documents dated even date with this Note: (a) a Deed of Trust executed by Borrower's subsidiary Colonial Full Service Car Wash, Inc., creating a junior lien on the real property known as Colonial 1 Car Wash, having the street address of 3022 S. Cooper Street, Arlington, Texas and 3011 Medlin Street, Arlington, Texas; (b) a Deed of Trust executed by Borrower's subsidiary Crystal Falls Car Wash, Inc. creating a junior lien on the real property known as Crystal Falls Car Wash, having the street address of 7027 South Quaker Avenue, Lubbock, Texas; (c) a Security Agreement executed by Borrower and Mace Trademark, II, Inc. creating a first priority security interest on the "Mace" trademark; and (d) a Warrant Agreement executed by Borrower.

Security.

The term "Collateral" in this Note means all real or personal property described in all security agreements, assignments, and deeds of trust, now or hereafter executed in connection with this Note or in connection with any of the Liabilities, including, without limitation, in the Related Documents.  The Collateral secures the payment of this Note and the Liabilities.

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Prepayment.

Lender agrees that the Borrower may prepay all or any portion of the principal balance of this Note, without notice or penalty at any time.   Notwithstanding the foregoing, if the Borrower shall be obligated to pay the Minimum Amount, if due, notwithstanding any prepayment.

Representations by Borrower.

Borrower represents that: (a) the execution and delivery of this Note and the performance of the obligations it imposes do not violate any law, conflict with any agreement by which it is bound, or require the consent or approval of any governmental authority or other third party; and (b) this Note is a valid and binding agreement, enforceable according to its terms.  Borrower further represents that: (a) it is duly organized, existing and in good standing pursuant to the laws under which it is organized; and (b) the execution and delivery of this Note and the performance of the obligations it imposes (i) are within its powers and have been duly authorized by all necessary action of its governing body, and (ii) do not contravene the terms of its articles of incorporation, its by-laws, or any other agreement governing its affairs.

Events of Default/Acceleration.

If any of the following events occurs this Note shall become due immediately, without further notice, at the Lender's option, and the Borrower hereby waives notice of intent to accelerate maturity of this Note and notice of acceleration of this Note upon any of the following events:

1.	The Borrower fails to pay, within ten (10) days of when due, any amount payable under this Note, or under any of the Liabilities.

2.	The Borrower fails to observe or perform any other term of this Note and Borrower does not cure the failure within thirty (30) days after its occurrence.

3.	In the event there is a breach, default or event of default (after applicable notice and cure) under the terms of any Related Document.

4.
The Borrower (a) makes an assignment for the benefit of creditors; (b) consents to the appointment of a custodian, receiver, or trustee for itself or for a substantial part of its assets; or (c) commences any proceeding under any bankruptcy, reorganization, liquidation, insolvency or similar laws of any jurisdiction.

5.	A custodian, receiver, or trustee is appointed for the Borrower or for a substantial part of its assets.

6.
Proceedings are commenced against the Borrower under any bankruptcy, reorganization, liquidation, or similar laws of any jurisdiction, and they remain un-dismissed for sixty (60) days after commencement; or the Borrower consents to the commencement of those proceedings.

7.
Any judgment is entered against the Borrower, or any attachment, levy, or garnishment is issued against any property of the Borrower, in each case, in an amount equal to or greater than Fifty Thousand ($50,000) Dollars and the judgment, attachment, levy or garnishment is not discharged within thirty (30) days of its date of entry.

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8.
The Borrower, without the Lender's written consent (a) is dissolved, (b) merges or consolidates with any third party, (c) leases, sells or otherwise conveys a thirty five percent (35%) or more of its assets or business outside the ordinary course of its business and fails to pay off the remaining balance of this Note; or (d)  agrees to do any of the foregoing (notwithstanding the foregoing, any subsidiary may merge or consolidate with any other subsidiary, or with the Borrower, so long as the Borrower is the survivor).

Remedies.

If this Note is not paid at maturity, whether by acceleration or otherwise, the Lender shall have all of the rights and remedies provided by any law or agreement.  The Lender is authorized to cause all or any part of the Collateral to be transferred to or registered in its name or in the name of any other person or business entity, with or without designating the capacity of that nominee.  Without limiting any other available remedy, the Borrower is liable for any deficiency remaining after disposition of any Collateral.  The Borrower is liable to the Lender for all reasonable costs and expenses of every kind incurred in the making or collection of this Note, including without limitation reasonable attorneys' fees and court costs.  These costs and expenses include without limitation any costs or expenses incurred by the Lender in any bankruptcy, reorganization, insolvency or other similar proceeding.

Waivers.

Except for those matters set forth in this Note where Lender has granted Borrower a specific right of notice and cure, any party liable on this Note waives (a) to the extent permitted by law, all rights defenses and benefits (including anti-deficiency laws) by reason of a non-judicial sale of any of the Collateral; (b) any right to receive notice of the following matters before the Lender enforces any of its rights:  (i) the Lender's acceptance of this Note, (ii) any credit that the Lender extends to the Borrower, (iii) any demand, diligence, presentment, dishonor and protest, or (iv) any action that the Lender takes regarding the Borrower, anyone else, any Collateral, or any of the Liabilities, that it might be entitled to by law or under any other agreement; (c) any right to require the Lender to proceed against the Borrower, any other obligor or guarantor of the Liabilities, or any Collateral, or pursue any remedy in the Lender's power to pursue; (d) any defense based on any claim that any endorser or other parties' obligations exceed or are more burdensome than those of the Borrower; (e) the benefit of any statute of limitations affecting liability of any endorser or other party liable hereunder or the enforcement hereof (f) any defense arising by reason of any disability or other defense of the Borrower or by reason of the cessation from any cause whatsoever (other than payment in full) of the obligation of the Borrower for the Liabilities; and (g) any defense based on or arising out of any defense that the Borrower may have to the payment or performance of the Liabilities or any portion thereof.  Any party liable on this Note consents to any extension or postponement of time of its payment without limit as to the number or period, to any substitution, exchange or release of all or any part of the Collateral, to the addition of any other party, and to the release or discharge of, or suspension of any rights and remedies against, any person who may be liable for the payment of this Note.  The Lender may waive or delay enforcing any of its rights without losing them.  Any waiver affects only the specific terms and time period stated in the waiver.  No modification or waiver of any provision of this Note is effective unless it is in writing and signed by the party against whom it is being enforced.

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Standstill.

Any party liable on this Note agrees to stand still with regard to the Lender’s enforcement of its rights, including taking no action to delay, impede or otherwise interfere with the Lender’s rights to realize on the Collateral.

Reinstatement.

All parties liable on this Note agree that to the extent any payment is received by the Lender in connection with the Liabilities, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by the Lender or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise ( any such payment is hereinafter referred to as a "Preferential Payment"), then this Note shall continue to be effective or shall be reinstated, as the case may be, and whether or not the Lender is in possession of this Note, and, to the extent of such payment or repayment by the Lender, the Liabilities or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

Governing Law and Venue.

This Note is delivered in the State of Ohio and governed by Ohio law (without giving effect to its laws of conflicts).  The Borrower agrees that any legal action or proceeding with respect to any of its obligations under this Note may be brought by the Lender in any state or federal court located in Ohio. By the execution and delivery of this Note, the Borrower submits to and accepts, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of those courts. The Borrower waives any claim that the state of Ohio is not a convenient forum or the proper venue for any such suit, action or proceeding.

Usury.

The Lender does not intend to charge, collect or receive any interest that would exceed the maximum rate allowed by law.  If the effect of any applicable law is to render usurious any amount called for under this Note or the other Related Documents, or if any amount is charged or received with respect to this Note, or if any prepayment by the Borrower results in the Borrower having paid any interest in excess of that permitted by law, then all excess amounts collected by the Lender shall be credited on the principal balance of this Note (or, if this Note and all other indebtedness arising under or pursuant to the other Related Documents have been paid in full, refunded to the Borrower), and the provisions of this Note and the other Related Documents immediately shall be deemed reformed and the amounts thereafter collectable reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law.  All sums paid, or agreed to be paid, by the Borrower for the use, forbearance, or detention of money under this Note or the other Related Documents shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding.

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Miscellaneous.

This Note binds the Borrower and its successors, and benefits the Lender, its successors and assigns.  Any reference to the Lender includes any holder of this Note.  Section headings are for convenience of reference only and do not affect the interpretation of this Note.  Any notices and demands under or related to this document shall be in writing and delivered to the intended party at its address stated herein, and if to the Lender, at its main office if no other address of the Lender is specified herein, by one of the following means: (a) by hand, (b) by a nationally recognized overnight courier service, or (c) by certified mail, postage prepaid, with return receipt requested.  Notice shall be deemed given: (a) upon receipt if delivered by hand, (b) on the Delivery Day after the day of deposit with a nationally recognized courier service, or (c) on the third (3rd) Delivery Day after the notice is deposited in the mail.  "Delivery Day" means a Business Day.  Any party may change its address for purposes of the receipt of notices and demands by giving notice of such change in the manner provided in this provision.  This Note and any Related Documents embody the entire agreement between the Borrower and the Lender regarding the terms of the loan evidenced by this Note and supersedes all oral statements and prior writings relating to that loan.  If any provision of this Note cannot be enforced, the remaining portions of this Note shall continue in effect.  The Borrower agrees that the Lender may at any time sell, assign or transfer one or more interests or participations in all or any part of its rights and obligations in this Note to one or more purchasers whether or not related to the Lender.  The Borrower agrees that the Lender may provide any information or knowledge the Lender may have about the Borrower or about any matter relating to this Note or the Related Documents to any one or more purchasers or potential purchasers of this Note or the Related Documents.

WAIVER OF SPECIAL DAMAGES.

THE BORROWER WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT THE UNDERSIGNED MAY HAVE TO CLAIM OR RECOVER FROM THE LENDER IN ANY LEGAL ACTION OR PROCEEDING ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

JURY WAIVER.

THE BORROWER AND THE LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) BETWEEN THE BORROWER AND THE LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE OR THE OTHER RELATED DOCUMENTS. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE LENDER TO PROVIDE THE FINANCING EVIDENCED BY THIS NOTE.

"BORROWER"
MACE SECURITY INTERNATIONAL, INC.

By:	/s/Dennis R. Raefield
Name:	Dennis R. Raefield
Title:	CEO and President

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SECURITY AGREEMENT

THIS SECURITY AGREEMENT has been executed on December 28, 2010, between Mace Security International, Inc. (the "MSI"), a Delaware corporation, whose address is 240 Gibraltar Road, Suite 220, Horsham, Pennsylvania 19044, Mace Trademark II, Inc. ("MSI Trademark II"), a Delaware corporation which is a wholly owned corporation of Debtor and Merlin Partners, LP, a Delaware limited partnership whose address is One Chagrin Highlands, 2000 Auburn Drive, Suite 300, Cleveland, Ohio 44122 (the "Secured Party").  For purposes of this Security Agreement, MSI and MSI Trademark II are hereinafter collectively referred to as (the "Debtor").

1.           THE COLLATERAL

FOR VALUE RECEIVED AND INTENDING TO BE LEGALLY BOUND HEREBY, and as security for the prompt payment and performance of all Obligations (as defined in Paragraph 2 below), Debtor hereby grants and conveys to Secured Party a continuing security interest in and lien upon all of Debtor's rights, title and interests in and to the trade name of "MACE", including all of Debtor's rights to and in the U.S. Trademark, Serial No 77689,274, now owned or hereafter acquired by Debtor and any proceeds therof.

All of the property described in this Paragraph 1 is hereinafter collectively called the "Collateral."

2.       OBLIGATIONS SECURED

The Collateral secures all of the following:

2.1           The liabilities of MSI to the Secured Party under the Related Documents, as hereafter defined, now existing or later arising, including, without limitation, all loans, and advances received by MSI and all obligations and liabilities owed by MSIor its subsidiaries under all Related Documents.  The term "Related Documents" means all of the following documents dated even date with this Security Agreement: (a) a Promissory Note executed by MSI in the principal amount of One Million Three Hundred Fifty Thousand Dollars ($1,350,000); (b) a Deed of Trust executed by Borrower's subsidiary Colonial Full Service Car Wash, Inc., creating a junior lien on the real property known as Colonial 1 Car Wash, having the street address of 3022 S. Cooper Street, Arlington, Texas and 3011 Medlin Street, Arlington, Texas; (c) a Deed of Trust executed by Borrower's subsidiary Crystal Falls Car Wash, Inc. creating a junior lien on the real property known as Crystal Falls Car Wash, having the street address of 7027 South Quaker Avenue, Lubbock, Texas; (c) this Security Agreement; and (e) a Warrant Agreement executed by MSI.

2.2  The liabilities of Debtor to Secured Party arising out of existing and future loans and/or advances, if any, made by Secured Party to Debtor or Debtor's subsidiaries.

2.3  All other existing and future liabilities and obligations of Debtor or any of them to Secured Party, whether absolute or contingent, direct or indirect, sole, joint or several, of any nature whatsoever, and out of whatever transactions arising, including without limitation any debt, liability or obligation owing from Debtor to others which Secured Party may obtain by assignment or otherwise, continuing interest accruing on any of the foregoing, and any costs, legal fees and expenses incurred by Secured Party in the enforcement of any of the foregoing.

2.4  The liabilities of MSI and its subsidiaries also include all monetary obligations accrued during the pendency of any bankruptcy, insolvency, receivership or other similar proceedings, regardless of whether allowed or allowable in such proceeding, and all renewals, extensions, modifications, consolidations or substitutions of any of the foregoing, whether voluntarily or involuntarily incurred, due or not due, absolute or contingent, direct or indirect, liquidated or un-liquidated.

2.5  The cost of curing any Event of Default hereunder which Secured Party elects to cure.

All of the foregoing liabilities and obligations are hereinafter collectively referred to as the "Obligations."  The security interests granted herein shall continue in full force and effect until all of the Obligations have been satisfied in full.

3.     REPRESENTATIONS, WARRANTIES, AND COVENANTS

In order to induce Secured Party to enter into this Agreement, Debtor warrants, represents and covenants and, until all of the Obligations have been satisfied in full, continues to warrant, represent and covenant, as follows:

3.1     Debtor will execute immediately upon Secured Party's request such UCC financing statements, and trademark assignments as are deemed necessary or desirable in Secured Party's sole judgment to perfect and maintain perfected the liens and security interests granted herein.  Debtor hereby appoints Secured Party, its officers, employees and agents, as Debtor's attorney-in-fact, at Secured Party's option and at Debtor's sole expense, in Debtor's or Secured Party's name, to do all acts and things which Secured Party deems necessary or desirable to perfect and maintain perfected the liens and security interests granted herein and to protect the Collateral.  Debtor will pay to Secured Party upon demand the costs and reasonable fees associated with filing the same with appropriate governmental agencies.

3.2  If the Collateral or any part of the Collateral is purchased or to be purchased by Debtor with the proceeds of any of the Obligations, Debtor will join with Secured Party in executing all notices and other documents necessary to enable Secured Party to obtain a Purchase Money Security Interest of first priority in such Collateral.

3.3  Debtor's chief executive office is the address stated after the name of Debtor above.   If Debtor changes its chief executive office Debtor will immediately advise Secured Party in writing of any change in any of Debtor's place(s) of business, the opening of any new or additional place(s) of business, and the locations of all places wherein Debtor keeps Debtor's Books and Records.

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3.4  Debtor shall keep complete and accurate books and records of the Collateral.  Debtor shall permit Secured Party, its officers, employees and agents to have access to all of Debtor's books and records pertaining to the Collateral which Secured Party may request.

3.5  Debtor shall immediately notify Secured Party of any event causing deterioration, loss or depreciation in value of any of the Collateral.

3.6  Debtor has or will acquire absolute good and marketable title to the Collateral free and clear of all liens, encumbrances and security interests except the security interests granted to Secured Party hereunder and other rights, if any, of Secured Party, and Debtor will defend the Collateral against the claims and demands of all persons except Secured Party.

3.7  Debtor will, at its sole cost and expense, preserve the Collateral and Debtor's rights in the Collateral.  Debtor will not grant to anyone other than Secured Party any lien upon or security interest in the Collateral nor allow any person other than Secured Party to obtain a lien or levy upon the Collateral.

3.8  Debtor will permit Secured Party to inspect and audit the Collateral at any time and from time to time and Debtor will pay the expenses of such inspections and audits upon Secured Party's request.

3.9  Debtor warrants that the Collateral is now and will later be used for the sole purpose of conducting Debtor's business.

3.10  Debtor is duly organized, validly existing and in good standing under the laws of the State of Delaware, has the power and authority to make and perform this Security Agreement, and is duly qualified in all jurisdictions in which it conducts business or where such qualification is required.  The execution, delivery and performance of the Related Documents have been duly authorized by all requisite corporate action and will not violate any provision of law or regulation, or of the Articles of Incorporation, By-Laws of Debtor, or any agreement, indenture or instrument to which Debtor is a party.  The Related Documents evidencing the Obligations when executed and delivered by Debtor, will be legal, valid and binding obligations of Debtor, enforceable against Debtor in accordance with their respective terms.

3.11  No Event of Default (as this term is defined in Paragraph 7 below) has occurred and no event has occurred which, with the passage of time, could be an Event of Default hereunder.

3.12  MSI Trademark II acknowledges and agrees that (1) MSI Trademark II is a wholly owned subsidiary of MSI, (2) MSI Trademark II is benefited by the loans and other financial accommodations made by Secured Party to MSI pursuant to the Related Documents (the “Financial Accommodations”), (3) MSI Trademark II’s execution and delivery of this Agreement is a material inducement to Secured Party to provide the Financial Accommodations, and (4) without this Agreement, Secured Party would not have provided the Financial Accommodations.

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4.    SIGNATORY AUTHORIZATION

Debtor hereby appoints any employee, officer or agent of Secured Party as Debtor's true and lawful attorney-in-fact, with power:

4.1  To sign and endorse the name of Debtor upon any UCC Financing Statement and continuations thereof, and any other instrument or document required by Secured Party to perfect and continue perfected the liens and security interests granted to Secured Party hereunder or otherwise in connection with the Obligations or other instruments regarding disposition or sale of any Collateral which come into possession of Secured Party; and

4.2  To sign and endorse the name of Debtor upon any registration or document required to keep the Collateral in good standing and effect.

This power of attorney shall be deemed to be coupled with an interest and irrevocable until all of Debtor's Obligations to Secured Party are paid and performed in full.

5.   EVENTS OF DEFAULT

Each of the following shall be an "Event of Default" hereunder:

5.1  The nonpayment as and when due of any amount payable under or on any of the Obligations and all accrued interest thereon or the failure of any Obligor (the term "Obligor," as used herein, shall include the Debtor and all other persons liable, either absolutely or contingently, on the Obligations, including endorsers, sureties and guarantors) at any time to observe or perform any of its warranties, representations or covenants contained in this Security Agreement or the Related Documents, or a breach, default or event of default shall occur under any Related Document, subject to applicable grace and cure periods, if any.

5.2  The failure of any Debtor to observe or perform any agreement of any nature whatsoever with Secured Party.

5.3  If the Debtor becomes insolvent or makes an assignment for the benefit of creditors, or if any petition is filed by or against the Debtor under any provision of any state or federal law or statute alleging that such Debtor is insolvent or unable to pay debts as they mature or under any provision of the Federal Secured Bankruptcy Code.

5.4  The entry of any judgment or tax lien against any Debtor which remains unsatisfied for thirty (30) days, or the issuing of any attachment or garnishment against any property of Debtor, or the appointment of any receiver, trustee, conservator or other court officer over the Debtor or any of Debtor's property for any purpose.

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5.5  The Collateral or any rights therein shall be subject to or threatened with any judicial process, condemnation or forfeiture proceedings.

5.6  The dissolution, merger, consolidation or reorganization of Debtor.

6.   SECURED PARTY'S RIGHTS UPON DEFAULT

Upon or after the occurrence of any Event of Default, Secured Party may do any or all of the following, all of which rights and remedies shall be cumulative and any and all of which may be exercised from time to time and as often as Secured Party shall deem necessary or desirable:

6.1  Exercise any or all rights, privileges and remedies available to Secured Party under this Security Agreement, or the Related Documents, and of a secured party under the UCC (which remedies shall be cumulative), as well as those under any other applicable agreement with respect to any of the Collateral then held for the Obligations, and to apply such monies and the net proceeds of the Collateral to any of the Obligations then due Secured Party as provided below.

6.2  Declare the entire unpaid amount of such of the Obligations as are not then due and payable to become immediately due and payable, without notice to or demand on any Obligor.

6.3  Upon thirty (30) days' prior written notice to Debtor, which notice Debtor acknowledges is sufficient, proper and commercially reasonable, sell, lease or otherwise dispose of the Collateral, at any time and from time to time, in whole or in part, at an advertised public sale.

6.4  Cure any default in any reasonable manner and add the cost of any such cure to the Obligations and accrue interest thereon at the rate then being charged by Secured Party for loans and extensions of credit hereunder.

The waiver of any Event of Default or Secured Party's failure to exercise any right or remedy hereunder shall not be deemed a waiver of any subsequent Event of Default or of the right to exercise that or any other right or remedy available to Secured Party.

7.  PAYMENT OF COSTS AND ATTORNEY'S FEES

In the event that Secured Party engages an attorney to represent it in connection with (1) any alleged default by any Obligor under any of the Related Documents issued in connection with or arising out of any of the Obligations, (2) the enforcement of any of the Secured Party's rights and remedies under any of the Related Documents, (3) any potential and/or actual Bankruptcy or other insolvency proceedings commenced by or against any Obligor and/or (4) any potential and/or actual litigation arising out of or related to any of the foregoing, the Related Documents or any of the Obligations, then Debtor shall be liable, and shall reimburse Secured Party on demand, for all attorneys' fees, costs and expenses incurred by Secured Party in connection with any of the foregoing.  Debtor shall also be liable and shall reimburse Secured Party on demand for all other costs and expenses incurred by Secured Party in connection with the collection, preservation and/or liquidation of any collateral security for any of the Obligations and/or in the enforcement of any Obligor's obligations hereunder and under any of the Related Documents.

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8.  MISCELLANEOUS

8.1  This Agreement shall inure to the benefit of, and is and shall continue to be binding upon, the parties, their successors, endorsers, personal representatives, receivers, trustees, heirs and assigns, but nothing contained herein shall be construed to permit Debtor to assign this Agreement or any of Debtor's rights or obligations hereunder without first obtaining Secured Party's prior written approval.

8.2  All warranties, representations and covenants of Debtor contained in this Agreement are joint and several if Debtor is more than one person, and shall bind Debtor's personal representatives, heirs, successors and assigns and shall remain in full force and effect until all the Obligations to Secured Party are paid in full and all of the undertakings of Debtor hereunder have been satisfactorily performed in full.

8.3  This Agreement  has been executed pursuant to, delivered in and shall be governed by and construed under the laws of the State of Ohio.  The parties agree to the exclusive jurisdiction of the federal, state and local courts located within Ohio over controversies arising from or relating to this Agreement.

8.4  If any provision of this Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

8.5  The rights, powers and remedies of Secured Party hereunder are cumulative and not alternative and shall not be exhausted by the single assertion or exercise thereof and the failure of Secured Party to exercise any such right, power or remedy will not be deemed a waiver thereof nor preclude any further or additional exercise of such right, power or remedy at any other time.  The waiver of any default hereunder shall not be a waiver of any subsequent default.

8.6  No modifications of this Agreement shall be binding or enforceable unless in writing and signed by duly authorized representatives of Debtor and Secured Party.

[signature page follows]

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IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be duly executed and sealed as of the day and year first above written.

MACE SECURITY INTERNATIONAL, INC.

By:	/s/ Dennis R. Raefield
Name:	Dennis R. Raefield
Title:	CEO and President

MACE TRADEMARK, II, INC.

By:	/s/ Dennis R. Raefield
Name:	Dennis R. Raefield
Title:	President

7

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

COMMON STOCK PURCHASE WARRANT

To Purchase 314,715 Shares of Common Stock of

Mace Security International, Inc.

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) CERTIFIES that, for value received, Merlin Partners, LP, a Delaware limited parthership, (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after December 28, 2010 (the “Initial Exercise Date”) and on or prior to December 28, 2015 (the “Termination Date”) but not thereafter, to subscribe for and purchase from Mace Security International, Inc., a Delaware corporation (the “Company”), up to 314,715 shares (the “Warrant Shares”) of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”).  The purchase price of one share of Common Stock (the “Exercise Price”) under this Warrant shall be $.20, subject to adjustment hereunder and provided, if any new shares of Common Stock are issued between December 28, 2010 and December 28, 2011 for a price below $.20 per share, then the Exercise Price shall be reduced to equal the price paid for such new shares.  The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein.

1.          Consideration and Issuance of Additional Warrants.  This Warrant has been issued to Holder in consideration for the Holder making a $1,350,000.00 loan to the Company, as evidenced by a Promissory Note dated December 28, 2010.  The number of Warrant Shares has been calculated to be two percent (2%) of the Company's issued and outstanding shares of common stock.  As of December 28, 2010, the Company's issued and outstanding shares of its common stock are 15,735,725.  The Company hereby agrees that it shall issue the Holder additional warrants exercisable into two percent (2%) of any Common Stock issued by the Company from December 28, 2010 through, December 28, 2011 (the "Additional Warrant Shares").  All Additional Warrant Shares shall be issued by the Company to Holder on a form of Common Stock Purchase Warrant which is identical to this Common Stock Purchase Warrant, with the exception that this Paragraph 1 shall not be included.  The Additional Warrant Shares shall be delivered to Holder by the delivery of an executed Common Stock Purchase Warrant meeting the terms of this Paragraph 1, within fifteen days of the Company having issued additional shares of Common Stock.

2.            Title to Warrant.  Prior to the Termination Date and subject to compliance with applicable laws and Section 8 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at and only at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed. No assignment will be effective, until the transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

3.      Authorization of Shares.  The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

4.      Exercise of Warrant.

(a)  Exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); provided, however, within 5 Trading Days of the date said Notice of Exercise is delivered to the Company, the Holder shall have surrendered this Warrant to the Company and the Company shall have received  payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank.  Certificates for shares purchased hereunder shall be delivered to the Holder within 5 Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above (“Warrant Share Delivery Date”).  This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company.  The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid.  If the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 3(a) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.  In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise by the Warrant Share Delivery Date, and if after such day the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall as partial liquidated damages (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder.  For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company.  Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

(b)      If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the un-purchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

5.      No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

6.      Charges, Taxes and Expenses.  Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

7.      Closing of Books.  The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

8.      Transfer, Division and Combination.

(a)       Subject to compliance with any applicable securities laws and the conditions set forth in Sections 2 and 8(e) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b)       This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 8(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(c)       The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 8.

(d)       The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

(e)       If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the Securities Act or a qualified institutional buyer as defined in Rule 144A(a) under the Securities Act.

9.      No Rights as Shareholder until Exercise.  This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.  Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

10.      Loss, Theft, Destruction or Mutilation of Warrant.  The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

11.      Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

12.      Adjustments of Exercise Price and Number of Warrant Shares.  The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following.  In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock (such distributions do not include rights offerings where holders are given a right to purchase additional shares), (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof.  Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company that are purchasable pursuant hereto immediately after such adjustment.  An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

13.      Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.  In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 13.  For purposes of this Section 13, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock.  The foregoing provisions of this Section 13 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

14.      Notice of Adjustment.  Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

15.      Notice of Corporate Action.  If at any time:

(a)           the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(b)           there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

(c)           there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder  prompt notice of the  record date of such transaction on the date and in the manner it provides notice to its other shareholders; provided, however, any such notice is provided in such a way as to give the Holder reasonable opportunity to exercise any of its rights under this Warrant.  Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 18(d).

16.      Authorized Shares.  The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment.  Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefore upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

17.      Miscellaneous.

(a)      Jurisdiction.  This Warrant is issued by a Delaware corporation  and governed by Delaware  law (without giving effect to its laws of conflicts).  The Holder and the Company agree that any legal action or proceeding with respect to any of their respective obligations or rights under this Warrant may be brought in any state or federal court located in the Delaware. The parties waive any claim that the State of Delaware is not a convenient forum or the proper venue for any such suit, action or proceeding.

(b)      Restrictions.  The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

(c)      Nonwaiver and Expenses.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date.  If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(d)      Notices.  Any notices and demands under or related to this Warrant shall be in writing and delivered to the intended party at its address stated herein, by one of the following means: (a) by hand, (b) by a nationally recognized overnight courier service, or (c) by certified mail, postage prepaid, with return receipt requested.  Notice shall be deemed given: (a) upon receipt if delivered by hand, (b) on the day after the day of deposit with a nationally recognized courier service, or (c) on the third (3rd) day after the notice is deposited in the mail.    Any party may change its address for purposes of the receipt of notices and demands by giving notice of such change in the manner provided in this provision.

(e)      Limitation of Liability.  No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(f)      Remedies.  Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(g)      Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

(h)      Amendment.  This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(i)      Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(j)      Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:  December 28, 2010

MACE SECURITY INTERNATIONAL, INC.

By:	/s/ Dennis R. Raefield
Name: Dennis Raefield
Title: President

NOTICE OF EXERCISE

To:           Mace Security International, Inc.

(1)      The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)      Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 4(d), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 4(d).

(3)      Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following:

_______________________________

_______________________________

_______________________________

(4)  Accredited Investor.  The undersigned is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended.

[PURCHASER]

By:
Name:
Title:
Dated:

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated:  ______________, _______

Holder's Signature:              _____________________________

Holder's Address:                _____________________________

                                                                                        _____________________________
Signature Guaranteed:  ___________________________________________

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.